Pacific Select Fund NSAR 12-31-17
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS



The following document is included in Registrant's Form Type N1A/A, Accession No. 0001104659-18-005176 filed on January 31, 2018, and incorporated by reference herein:


Certification of Trust